Exhibit 10.3

AMENDMENT NO. 2

Dated as of June 16, 2010

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

Dated as of October 16, 2008

THIS AMENDMENT (this “Amendment”) dated as of June 16, 2010 is entered into by and between NMC FUNDING CORPORATION, a Delaware corporation, as Purchaser (the “Purchaser”) and NATIONAL MEDICAL CARE, INC., a Delaware corporation, as Seller (the “Seller”).

PRELIMINARY STATEMENTS

A. The Purchaser and the Seller are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of October 16, 2008 (as amended or otherwise modified prior to the date hereof, the “RPA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RPA.

B. The Purchaser and the Seller desire to reserve Exhibit A (Forms of Contracts), Exhibit B (Credit and Collection Policies and Practices) and Exhibit C (List of Special Account Banks and Designated Account Agents) to the RPA and to make certain other corresponding changes, in each case as is consistent with the practices used in the TAA.

C. The Purchaser and the Seller also desire to replace Exhibit I (Transferring Affiliate Letter) and Exhibit J (List of Transferring Affiliates) to the RPA with exhibits reflecting certain modifications thereto in connection with (i) the termination of certain existing Transferring Affiliates that have become dormant and have ceased to generate Receivables or have merged with other Transferring Affiliates and (ii) the addition of new Transferring Affiliates.

D. The Purchaser and the Seller have agreed to amend the RPA on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments.

1.1 The Exhibit list is hereby amended to delete the descriptions of Exhibits A, B, and C and to substitute therefore the word “[RESERVED].”

1.2 The definition of “Credit and Collection Policy” of Section 1.1 of the RPA is hereby amended and restated in its entirety as follows:

‘‘Credit and Collection Policy” shall mean the Seller’s credit and collection policy or policies and practices, relating to Contracts and Receivables existing on the date hereof and as modified from time to time in compliance with Section 5.2(c).

1.3 Section 5.2(e)(i) and (iii) of the RPA is amended to delete the words “Exhibit C” and to substitute therefor the words “the Account Schedule”.

1.4 Exhibits A, B and C are each amended to delete the exhibits in their entirety and to substitute therefore “Exhibit A [Reserved],” ‘‘ Exhibit B [Reserved],” and “Exhibit C [Reserved],” respectively.

1.5 Exhibit I (Transferring Affiliate Letter) of the RPA is amended to delete the exhibit in its entirety and to substitute therefore the “Exhibit I” attached hereto.

1.6 Exhibit J (List of Transferring Affiliates) of the RPA is amended to delete the exhibit in its entirety and to substitute therefore the “Exhibit J” attached hereto.

Section 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Purchaser of counterparts of this Amendment duly executed by the Purchaser and the Seller and (ii) the effectiveness of the Amendment No. 1 to the Fifth Amended and Restated Transfer and Administration Agreement of even date herewith among the Purchaser, as “Transferor”, the Seller, as the initial “Collection Agent” thereunder, the Persons parties thereto as “Conduit Investors”, the Persons parties thereto as “Bank Investors”, the Persons parties thereto as “Administrative Agents” and WestLB AG, New York Branch, as “Agent”.

Section 3. Covenants, Representations and Warranties of the Seller.

3.1 Upon the effectiveness of this Amendment, the Seller hereby reaffirms all covenants, representations and warranties made by it in the RPA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.2 The Seller hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Seller Default or Potential Seller Default shall exist under the RPA.

Section 4. Reference to and Effect on the RPA.

4.1 Upon the effectiveness of this Amendment, each reference in the RPA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the RPA as amended hereby, and each reference to the RPA in any other document, instrument and agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.

4.2 Except as specifically amended hereby, the RPA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser or any of its assignees under the RPA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Purchaser

By:	/s/ Mark Fawcett
Name: Mark Fawcett

Title:	Vice President & Treasurer

NATIONAL MEDICAL CARE, INC.,
as Seller

By:	/s/ Mark Fawcett
Name: Mark Fawcett

Title:	Vice President & Treasurer

EXHIBIT I

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

FORM OF TRANSFERRING AFFILIATE LETTER

[Attached]

AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of October 16, 2008

NATIONAL MEDICAL CARE, INC.
920 Winter Street
Waltham, MA 02451
Attention: Mark Fawcett

Dear Sirs:

We refer to the Amended and Restated Receivables Purchase Agreement dated as of October 16, 2008 between National Medical Care, Inc. (the “Seller”) and NMC Funding Corporation (the “Purchaser”) (such Agreement, as it may be amended, supplemented or otherwise modified from time to time being the “Agreement”). The undersigned Transferring Affiliates are parties to that certain Transferring Affiliate Letter dated as of August 28, 1997 (as amended prior to the date hereof, the “Existing Transferring Affiliate Letter’). The undersigned Transferring Affiliates hereby desire to amend and restate the Existing Transferring Affiliate Letter. Capitalized terms used and not otherwise defined in this Amended and Restated Transferring Affiliate Letter (this “Transferring Affiliate Letter”) have the meanings specified in the Agreement or, if not defined in the Agreement, in the Transfer and Administration Agreement referred to therein.

Effective as of the date hereof, this Transferring Affiliate Letter amends, restates and supersedes the Existing Transferring Affiliate Letter. This Transferring Affiliate Letter is not intended to constitute a novation of any obligations under the Existing Transferring Affiliate Letter. Upon the effectiveness of this Transferring Affiliate Letter, each reference to the Existing Transferring Affiliate Letter in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to this Transferring Affiliate Letter.

1. Each of the undersigned Transferring Affiliates will from time to time forthwith sell to the Seller, and the Seller will from time to time forthwith purchase from such Transferring Affiliate, all of the present and future Receivables, and all Related Security, if any, with respect thereto, which are owed from time to time to such Transferring Affiliate for an amount equal to the face amount of such Receivables, which amount the Seller shall pay to such Transferring Affiliate in cash or by way of a credit to such Transferring Affiliate in the appropriate intercompany account by the last Business Day of the month following the month in which such purchase was made; it being further agreed that (a) that each such purchase of each such Receivable and Related Security with respect thereto shall be deemed to be made on the date such Receivable is created, and (b) the Seller shall settle from time to time each such credit to the account of such Transferring Affiliate, by way of payments in cash or by way of credits in amounts equal to cash expended, obligations incurred or the value of services or property provided by or on behalf of the Seller, in each case for the benefit of such Transferring Affiliate in accordance with the Seller’s and such Transferring Affiliate’s cash management and accounting policies.

It is the intention of the Seller and the Purchaser that each Purchase under the Agreement shall constitute a sale of such Receivables, together with the Related Assets with respect thereto, from the Seller to the Purchaser, conveying good title thereto free and clear of any Adverse Claims, and that such Receivables and Related Assets not be part of the Seller’s estate in the event of an insolvency. If, notwithstanding the foregoing, the transactions contemplated under the Agreement should be deemed a financing, the Seller and the Purchaser intend that the Seller shall be deemed to have granted to the Purchaser a first priority perfected and continuing security interest in all of the Seller’s right, title and interest in, to and under the Receivables, together with the Related Assets with respect thereto, and together with all of the Seller’s rights hereunder, under the BMA Transfer Agreement and all other Transaction Documents with respect to the Receivables and with respect to any obligations thereunder of any Originating Entity with respect to the Receivables, and that the Agreement shall constitute a security agreement under applicable law. The Seller under the Agreement has assigned to the Purchaser all of its rights and remedies hereunder and under the BMA Transfer Agreement (and all instruments, documents and agreements executed in connection therewith) with respect to the Receivables and with respect to any obligations thereunder of any Originating Entity with respect to the Receivables.

2. Each Transferring Affiliate hereby severally agrees as follows:

(a) Such Transferring Affiliate shall make each such sale strictly in accordance with the terms of this Transferring Affiliate Letter, without regard to whether any other Transferring Affiliate has performed or failed to perform any of such other Transferring Affiliate’s obligations hereunder.

(b) Such Transferring Affiliate will instruct all Obligors to cause all Collections to be deposited directly into a Special Account.

(c) Such Transferring Affiliate will act as the Seller’s agent for any Collections received by such Transferring Affiliate with respect to Receivables sold by such Transferring Affiliate to the Seller and such Collections will be held in trust and segregated from the other funds of such Transferring Affiliate until the same are delivered to the Seller. Such Transferring Affiliate agrees that such Collections constitute the Seller’s property and shall be promptly deposited directly to a Special Account.

(d) Such Transferring Affiliate will not add or terminate any bank as a Special Account Bank to or from those listed in Exhibit C to the Agreement, nor make any change in its instructions to Obligors regarding payments to be made to any Special Account Bank; provided that a Transferring Affiliate may (A) add any bank as a Special Account Bank for purposes of this Transferring Affiliate Letter at any time following delivery to the Seller and its assigns of written notice of such addition and a Special Account Letter duly executed by such bank, and (B) terminate any Special Account Bank at any time following delivery to the Seller and its assigns of written notice of such termination and evidence satisfactory to the Seller and its assigns that the affected Obligors shall have been instructed to remit all subsequent Collections to another Special Account.

(e) In the event any Transferring Affiliate has instructed its Obligors to remit Collections to a Special Account that is maintained in the name of any Person other than such Transferring Affiliate, such Transferring Affiliate shall at all times ensure that such Person qualifies as a Designated Account Agent, including, without limitation, by causing such Person to execute and deliver to the Seller an Account Agent Agreement and by causing such Account Agent Agreement to remain in effect at all times. In furtherance of the foregoing, each such Transferring Affiliate hereby authorizes and directs each Person maintaining a Special Account on behalf of such Transferring Affiliate to (i) execute, and deliver to the Seller and its assigns, an Account Agent Agreement, (ii) execute and deliver a Special Account Letter in respect of each such Special Account maintained by such Person, and (iii) otherwise take all actions, or omit to take all actions, required to be taken, or required to be omitted to be taken, by such Transferring Affiliate with respect to such Special Accounts in accordance with the terms of this Transferring Affiliate Letter.

3. Each Transferring Affiliate shall provide (or, if applicable, shall cause its Designated Account Agents to provide) standing instructions to each Special Account Bank (which standing instructions shall be maintained in full force and effect at all times) to transfer, prior to the close of business each banking day (i) all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank to the Concentration Account or an Intermediate Concentration Account and (ii) if an Intermediate Concentration Account has been established at such Special Account Bank, all Collections on deposit during such banking day in such Intermediate Concentration Account to the Concentration Account; provided, however, that if the Collections on deposit in any Special Account during such banking day shall be less than $20,000.00 (the “Minimum Amount”), the Special Account Bank shall transfer such Collections to the Concentration Account, or to the Intermediate Concentration Account, as applicable, on the next succeeding banking day in which Collections in such Special Account first exceed the Minimum Amount.

4. Each Transferring Affiliate hereby authorizes the Seller and its assigns, to the extent permitted by applicable law, to take any and all steps in such Transferring Affiliate’s name and on behalf of such Transferring Affiliate to collect all amounts due under such Receivables and Related Security, including, without limitation, endorsing such Transferring Affiliate’s name on checks and other instruments representing collections and enforcing such Receivables and Related Security and the related Contracts; provided, however, neither that the Seller nor any of its assigns shall have the power or authority to direct Obligors of Receivables or Related Security payable under the CHAMPUS/VA, Medicare or Medicaid program to make payments of amounts due or to become due to such Transferring Affiliate in respect of such Receivables or Related Security directly either to the Intermediate Concentration Account or the Concentration Account or to the Seller, the Seller’s assigns or any of their respective designees, except for any such payment in respect of such Receivables or Related Security or any assignment thereof that is established by, or made pursuant to, the order of a court of competent jurisdiction.

5. Each Transferring Affiliate agrees that from time to time, to the extent permitted by applicable law, it will promptly execute and deliver all further instruments and documents, and take all further action that the Seller or its assigns may reasonably request in order to perfect, protect or more fully evidence the ownership interest of the Seller in the Receivables, Related Security and Collections, and any interest therein acquired by any assignee of the Seller, or to enable the Seller or its assigns to exercise or enforce any of their respective rights hereunder or under the Agreement or the Certificate. Without limiting the generality of the foregoing, each Transferring Affiliate will, upon the request of the Seller or its assigns: (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate in order to perfect, protect or evidence the ownership interest of the Seller or the interest of any assignee thereof; (ii) mark conspicuously each of its records evidencing each Receivable and Related Security and the related Contract with a legend, acceptable to the Seller and its assigns, evidencing that such Receivable and Related Security have been sold in accordance with this Transferring Affiliate Letter, the Agreement or any document, instrument or agreement made in favor of any assignee; and (iii) mark its master data processing records evidencing such Receivables and Related Security and related Contracts with such legend. Each Transferring Affiliate hereby authorizes the Seller to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to the Receivables and Related Security sold by it to the Seller or any assignee now existing or hereafter arising without the signature of such Transferring Affiliate where permitted by law. If any Transferring Affiliate fails to perform any of its agreements or obligations under this Letter, the Seller or any of its assigns may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Seller or any of its assigns incurred in connection therewith shall be payable by such Transferring Affiliate.

6. Each Transferring Affiliate hereby severally represents and warrants as to itself as follows:

(a) Such Transferring Affiliate is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized and existing and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified and where the failure to so qualify would materially and adversely affect the business, condition, operations or properties of such Transferring Affiliate.

(b) The execution, delivery and performance by such Transferring Affiliate of this Transferring Affiliate Letter are within such Transferring Affiliate’s corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) such Transferring Affiliate’s charter or by-laws, (ii) any law, rule or regulation, including, without limitation the Social Security Act, any CHAMPUS Regulation, any Medicaid Regulation or any Medicare Regulation or (iii) any contractual or legal restriction binding on or affecting such Transferring Affiliate or its properties, and do not result in or require the creation of any Adverse Claim (other than pursuant hereto) upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Transferring Affiliate of this Transferring Affiliate Letter or for the perfection of or the exercise by the Seller or any assignee thereof of their respective rights and remedies under this Transferring Affiliate Letter, except for the filings of the financing statements referred to in Article IV of the TAA, all of which, on or prior to the date of the initial purchase thereunder, will have been duly made and be in full force and effect.

(d) This Transferring Affiliate Letter is the legal valid and binding obligation of such Transferring Affiliate enforceable against such Transferring Affiliate in accordance with its terms, except as may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

(e) Such Transferring Affiliate will be, at the time of each sale hereunder, the legal and beneficial owner of each Receivable, and any Related Security with respect thereto, originally owed to such Transferring Affiliate and sold from time to time to the Seller hereunder, free and clear of any Adverse Claim except as created by the Agreement (or any subsequent assignment by the assignee thereunder). Upon each such sale of each such Receivable and Related Security hereunder, the Seller will acquire all right, title and interest in and to, and a valid and perfected first priority 100% ownership interest in, such Receivable and Related Security, and Collections with respect thereto, free and clear of any Adverse Claim except as created by the Agreement (or any subsequent assignment by the assignee thereunder). No effective financing statement or other instrument similar in effect covering any such Receivable or Related Security, or Collections with respect thereto, is on file in any recording office, except those filed in favor of the Seller relating to the Agreement (or any subsequent assignment by the assignee thereunder).

(f) Each Investor Report (to the extent that information contained therein is supplied by such Transferring Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by such Transferring Affiliate to the Seller or any of its assigns in connection the Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Seller or the applicable assignee, as the case may be, at such time) as of the date so furnished, and no such document (if not prepared by or under the direction of such Transferring Affiliate or to the extent that the information contained therein is not supplied by such Transferring Affiliate, to the best of such Transferring Affiliate’s knowledge) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

(g) (i) The chief executive office of such Transferring Affiliate, except NMC Medical Products, Inc., is located at 920 Winter Street, Waltham, Massachusetts 02451, and (ii) the office where such Transferring Affiliate keeps its records concerning the Receivables is located at the address specified for such Transferring Affiliate in Exhibit J to the Agreement (or, in the case of each of clauses (i) or (ii) above, at such other locations, notified to the Seller and its assigns in accordance with Section 2.6 of the Agreement, in jurisdictions where all action required by Section 2.6 of the Agreement has been taken and completed).

(h) The names and addresses of all the Special Account Banks, together with the account numbers of the Special Accounts and the account numbers of the Intermediate Concentration Account, at such Special Account Banks and, if applicable, the name of each Designated Account Agent, are specified in Exhibit C to the Agreement (or at such other Special Account Banks, with such other Special Accounts, Intermediate Concentration Account or with such other Designated Account Agents in respect of which all of the requirements set forth in Section 5.2(e) of the Agreement have been satisfied).

Each Transferring Affiliate acknowledges that it has received a copy of the Agreement and hereby severally represents and warrants that each representation and warranty made by the Seller under the Agreement in respect of such Transferring Affiliate, or in respect of any of the assets or properties of such Transferring Affiliate, is true and correct and shall be true and correct on each date under the Agreement on which the Seller is required to remake (or is deemed to have remade) any such representation and warranty for the benefit of the Purchaser. In addition, with respect to any covenant or undertaking required to be performed by the Seller under the Agreement which relates to any Transferring Affiliate or the assets or properties of such Transferring Affiliate, such Transferring Affiliate severally agrees to take all action, or if applicable to omit to take any action, the taking (or omission to take) of which enables the Seller to comply fully and on a timely basis with the terms and conditions of such covenant or undertaking.

7. Anything to the contrary herein notwithstanding, all CHAMPUS/VA, Medicare or Medicaid payments which are made by an Obligor with respect to any Receivables shall be collected from such Obligor only by (i) the Transferring Affiliate which furnished the services for which such payments are made or (ii) an agent of such Transferring Affiliate, except to the extent that an Obligor may be required to submit any such payments directly to a Person other than a Transferring Affiliate pursuant to a court-ordered assignment which is valid, binding and enforceable under applicable federal and state CHAMPUS/VA, Medicare and Medicaid laws, rules and regulations; and this Transferring Affiliate Letter shall not be construed to permit any other Person, in violation of applicable federal and state CHAMPUS/VA, Medicare or Medicaid laws, rules and regulations to collect or receive, or to be entitled to collect or receive, any such payments prior to a Transferring Affiliate’s or such agent’s receipt thereof.

8. No amendment or waiver of any provision of this Transferring Affiliate Letter, and no consent to any departure by any Transferring Affiliate herefrom, shall in any event be effective unless the same shall be in writing and signed by the Seller, each assignee of the Seller and the Transferring Affiliate or Transferring Affiliates to be bound thereby (or, in the case of waiver, by the party or parties waiving the provision hereof), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

9. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, as to each party hereto, at its address set forth, in the case of each Transferring Affiliate, as its chief executive office on Exhibit J to the Agreement; in the case of the Seller, under its name on the signature pages of the Agreement; in the case of any assignee of the Seller, such address as shall have been notified by such assignee to the Transferring Affiliates; or, in the case of each party hereto (or any such assignee), at such other address as shall be designated by such party in a written notice to the Seller and its assignees. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

10. This Transferring Affiliate Letter shall be binding upon, and inure to the benefit of, and be enforceable by, each Transferring Affiliate, the Seller and their respective successors and assigns, except that no Transferring Affiliate shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Seller and its assigns.

11. The Seller may assign at any time any or all of its rights and obligations hereunder and interests herein to any other Person without the consent of the any Transferring Affiliate. Without limiting the foregoing, each Transferring Affiliate acknowledges that (i) the Seller, pursuant to the Agreement, shall assign to the Purchaser all of its right, title and interest in and to the Receivables and the Related Security, together with all of its rights, remedies, powers and privileges hereunder, (ii) the Purchaser, pursuant to that certain Fourth Amended and Restated Transfer and Administration Agreement dated as of October 16, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “TAA”) among the Purchaser, as “Transferor”, the Seller, as the initial “Collection Agent” thereunder, the Persons parties thereto as “Conduit Investors”, the Persons parties thereto as “Bank Investors” (together with the Conduit Investors, the “Investors”), the Persons parties thereto as “Administrative Agents” and WestLB AG, New York Branch, as agent (in such capacity, the “Agent”), shall assign to the Agent, for the benefit of the Investors, an undivided percentage ownership interest in all of the Purchaser’s right, title and interest in and to the Receivables and the Related Security, together with all of the Purchaser’s rights, remedies, powers and privileges hereunder, and (iii) the Agent or any Investor may further assign such rights, interests, remedies, powers and privileges to the extent permitted in the TAA. Each Transferring Affiliate agrees that the Agent, as the assignee of the Seller, shall, subject to the terms of the TAA, have the right to enforce this Transferring Affiliate Letter and to exercise directly all of the Seller’s rights and remedies under this Transferring Affiliate Letter (including, without limitation, the right to give or withhold any consents or approvals of the Seller to be given or withheld hereunder) and each Transferring Affiliate agrees to cooperate fully with the Agent and the Collection Agent in the exercise of such rights and remedies. Each Transferring Affiliate agrees to give to the Agent copies of all notices it is required to give to the Seller hereunder and to permit the Agent and the Investors (and their assignees) to inspect the books and records of such Transferring Affiliate relating to the Receivables and the Related Security at any time, upon reasonable notice given by the Agent or such Investor to the Seller and such Transferring Affiliate. Each Transferring Affiliate agrees that, to the extent the Seller is herein permitted to take any action or to provide any information or report, the Agent and the Investors (and their assignees) may similarly so direct and require (with or without the concurrence of the Seller) such Transferring Affiliate to take such action or to provide such information or report. This Transferring Affiliate Letter shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date (the “Collection Date”) that the TAA shall be terminated in accordance with its terms and all “Aggregate Unpaids” thereunder paid in full; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made by any Transferring Affiliate hereunder shall be continuing and shall survive any termination of this Transferring Affiliate Letter.

12. Each Transferring Affiliate hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding commercial paper or other indebtedness of any Conduit Investor, it will not institute against, or join any other Person in instituting against, such Conduit Investor any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. Each Transferring Affiliate further covenants and agrees that, prior to the date which is one year and one day after the Collection Date, it will not institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

13. No failure on the part of the Seller or any assignee thereof to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14. This Transferring Affiliate Letter shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent that the perfection of the interests of the Seller and its assigns, or remedies hereunder, in respect of the Receivables, any Related Security or any Collections in respect thereof, are governed by the laws of a jurisdiction other than the State of New York.

15. The Seller and each of its assignees (including the Agent) is hereby authorized by each of the Transferring Affiliates and the Seller to demand specific performance of this Transferring Affiliate Letter at any time when any of the Transferring Affiliates or the Seller shall have failed to comply with any of the provisions of this Transferring Affiliate Letter applicable to any such Transferring Affiliate or the Seller. Each of the Transferring Affiliates and the Seller hereby irrevocable waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

16. This Transferring Affiliate Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

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Very truly yours,

ANGLETON DIALYSIS, INC.
ARIZONA RENAL INVESTMENTS, LLC
BIO-MEDICAL APPLICATIONS HOME DIALYSIS SERVICES, INC.
BIO MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
BIO-MEDICAL APPLICATIONS OF AQUADILLA, INC.
BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC
BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF CARSON, INC.
BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.
BIO-MEDICAL APPLICATIONS OF DOVER, INC.
BIO-MEDICAL APPLICATIONS OF EAST ORANGE, INC
BIO-MEDICAL APPLICATIONS OF ESSEX, INC.
BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
BIO-MEDICAL APPLICATIONS OF FREMONT, INC.
BIO-MEDICAL APPLICATIONS OF FRESNO, INC.
BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
BIO-MEDICAL APPLICATIONS OF GLENDORA, INC.
BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
BIO-MEDICAL APPLICATIONS OF HILLSIDE, INC.
BIO-MEDICAL APPLICATIONS OF HOBOKEN, INC.
BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
BIO-MEDICAL APPLICATIONS OF IRVINGTON, INC.
BIO-MEDICAL APPLICATIONS OF JERSEY CITY, INC.
BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
BIO-MEDICAL APPLICATIONS OF LAS AMERICAS, INC.
BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.
BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
BIO-MEDICAL APPLICATIONS OF MAINE, INC.
BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.

BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.
BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
BIO-MEDICAL APPLICATIONS OF MLK, INC.
BIO-MEDICAL APPLICATIONS OF NEVADA, INC
BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF NORTHEAST, D.C., INC.
BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
BIO-MEDICAL APPLICATIONS OF OHIO, INC.
BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
BIO-MEDICAL APPLICATIONS OF PINE BROOK, INC.
BIO-MEDICAL APPLICATIONS OF PONCE, INC.
BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.
BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
BIO-MEDICAL APPLICATIONS OF SAN ANTONIO, INC.
BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF SOUTH QUEENS, INC.
BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.
BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
BIO-MEDICAL APPLICATIONS OF TRENTON, INC.
BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
BRAZORIA KIDNEY CENTER, INC.
BREVARD COUNTY DIALYSIS, LLC
CARTERSVILLE DIALYSIS CENTER, LLC
CLAYTON COUNTY DIALYSIS, LLC
CLERMONT DIALYSIS CENTER, LLC
COBB COUNTY DIALYSIS, LLC
COLUMBUS AREA RENAL ALLIANCE, LLC
CON MED SUPPLY COMPANY, INC.
CONEJO VALLEY DIALYSIS, INC.
COVINGTON DIALYSIS CENTER, LLC
DIABETES CARE GROUP, INC.
DIALYSIS AMERICA ALABAMA, LLC
DIALYSIS AMERICA GEORGIA, LLC
DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
DIALYSIS ASSOCIATES, LLC
DIALYSIS CENTERS OF AMERICA ILLINOIS, INC.
DIALYSIS LICENSING CORP.

DIALYSIS MANAGEMENT CORPORATION
DIALYSIS SERVICES OF ATLANTA, INC.
DIALYSIS SERVICES OF CINCINNATI, INC.
DIALYSIS SERVICES, INC.
DIALYSIS SPECIALISTS OF TOPEKA, INC.
DIALYSIS SPECIALISTS OF TULSA, INC.
DOUGLAS COUNTY DIALYSIS, LLC
DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
DU PAGE DIALYSIS, LTD.
EVEREST HEALTHCARE HOLDINGS, INC.
EVEREST HEALTHCARE INDIANA, INC.
EVEREST HEALTHCARE OHIO, INC.
EVEREST HEALTHCARE RHODE ISLAND, INC.
EVEREST HEALTHCARE TEXAS HOLDING CORP
EVEREST HEALTHCARE TEXAS, LP
EVEREST MANAGEMENT, INC.
FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC (F/K/A BIO
MEDICAL APPLICATIONS OF COLORADO, INC.)
FRESENIUS MEDICAL CARE DIALYSIS SERVICES OREGON, LLC
FMC DIALYSIS SERVICES-OREGON, LLC (F/K/A WILLAMETTE VALLEY KIDNEY CENTER, LLC)
FMS NEW YORK, INC.
FONDREN DIALYSIS CLINIC, INC.
FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
FOUR STATE REGIONAL DIALYSIS CENTER, INC.
FRESENIUS MANAGEMENT SERVICES, INC.
FRESENIUS USA HOME DIALYSIS, INC.
FRESENIUS USA MARKETING, INC.
FRESENIUS USA SALES, INC.
FRESENIUS USA, INC.
GULF REGION MOBILE DIALYSIS, INC.
HAEMO STAT, INC.
HENRY DIALYSIS CENTER, LLC
HOLTON DIALYSIS CLINIC, LLC
HOME DIALYSIS OF AMERICA, INC.
HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
HOME INTENSIVE CARE, INC.
JEFFERSON COUNTY DIALYSIS, INC.
KDCO, INC.
KENTUCKY RENAL CARE GROUP, LLC
LAWTON DIALYSIS, INC.
LITTLE ROCK DIALYSIS, INC.
MAUMEE DIALYSIS SERVICES, LLC
MERCY DIALYSIS CENTER, INC.
MIAMI REGIONAL DIALYSIS CENTER, INC.
MICHIGAN HOME DIALYSIS CENTER, INC.
NAPLES DIALYSIS CENTER, LLC
NATIONAL MEDICAL CARE, INC.
NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF
TEXAS, INC.
NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.
NEOMEDICA, INC
NNA MANAGEMENT COMPANY OF KENTUCKY, INC.

NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
NNA OF ALABAMA, INC.
NNA OF EAST ORANGE, L.L.C.
NNA OF FLORIDA, LLC
NNA OF GEORGIA, INC.
NNA OF HARRISON, L.L.C.
NNA OF LOUISIANA, LLC
NNA OF MEMPHIS, LLC
NNA OF NEVADA, INC.
NNA OF NEWARK, L.L.C.
NNA OF OKLAHOMA, INC.
NNA OF OKLAHOMA, L.L.C.
NNA OF RHODE ISLAND, INC.
NNA OF TOLEDO, INC.
NNA PROPERTIES OF TENNESSEE, INC.
NNA-SAINT BARNABAS LIVINGSTON, L.L.C.
NNA-SAINT BARNABAS, L.L.C.
NNA TRANSPORTATION SERVICES CORPORATION
NORCROSS DIALYSIS CENTER, LLC
NORTH BUCKNER DIALYSIS CENTER, INC.
NORTHEAST ALABAMA KIDNEY CLINIC, INC.
NORTHERN NEW JERSEY DIALYSIS, L.L.C.
NORTHWEST DIALYSIS, INC.
PHYSICIANS DIALYSIS COMPANY, INC.
PRIME MEDICAL, INC.
QUALICENTERS, INC.
RCG ARLINGTON HEIGHTS, LLC
RCG BLOOMINGTON, LLC
RCG CREDIT CORPORATION
RCG EAST TEXAS, LLP
RCG FINANCE, INC.
RCG INDIANA, L.L.C.
RCG IRVING, LLP
RCG MARION, LLC
RCG MARTIN, LLC
RCG MEMPHIS EAST, LLC
RCG MEMPHIS, LLC
RCG MISSISSIPPI, INC.
RCG PA MERGER CORP.
RCG UNIVERSITY DIVISION, INC.
RCG WEST HEALTH SUPPLY, L.C.
RCG WHITEHAVEN, LLC
RCG/SAINT LUKE’S, LLC
RCGIH, INC.
RENAL CARE GROUP ALASKA, INC.
RENAL CARE GROUP CENTRAL MEMPHIS, LLC
RENAL CARE GROUP EAST, INC.
RENAL CARE GROUP MICHIGAN, INC.
RENAL CARE GROUP NORTHWEST, INC.
RENAL CARE GROUP OF THE MIDWEST, INC.
RENAL CARE GROUP OF THE OZARKS, LLC
RENAL CARE GROUP OF THE SOUTH, INC.
RENAL CARE GROUP OF THE SOUTHEAST, INC.

RENAL CARE GROUP OHIO, INC.
RENAL CARE GROUP SOUTH NEW MEXICO, LLC
RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
RENAL CARE GROUP SOUTHWEST, L.P.
RENAL CARE GROUP TEXAS, INC.
RENAL CARE GROUP TEXAS, LP
RENAL CARE GROUP WESTLAKE, LLC
RENAL CARE GROUP, INC.
RENAL SCIENTIFIC SERVICES, INC.
RENALNET ARIZONA, INC.
RENALNET, INC.
RENALPARTNERS OF INDIANA, LLC
RENALPARTNERS, INC.
RENEX CORP.
RENEX DIALYSIS CLINIC OF AMESBURY, INC.
RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.
RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
RENEX DIALYSIS CLINIC OF NORTH ANDOVER, INC.
RENEX DIALYSIS CLINIC OF ORANGE, INC.
RENEX DIALYSIS CLINIC OF PENN HILLS, INC.
RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
RENEX DIALYSIS CLINIC OF SHALER, INC.
RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
RENEX DIALYSIS CLINIC OF TAMPA, INC.
RENEX DIALYSIS CLINIC OF UNION, INC.
RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.
RENEX DIALYSIS CLINIC OF WOODBURY, INC.
RENEX DIALYSIS FACILITIES, INC.
RENEX DIALYSIS HOMECARE OF GREATER ST. LOUIS, INC.
RENEX MANAGEMENT SERVICES, INC.
SAN DIEGO DIALYSIS SERVICES, INC.
SANTA BARBARA COMMUNITY DIALYSIS CENTER
SMYRNA DIALYSIS CENTER, LLC
SPECTRA EAST, INC.
SPECTRA LABORATORIES, INC.
SSKG, INC.
STAT DIALYSIS CORPORATION
STONE MOUNTAIN DIALYSIS CENTER, LLC
STUTTGART DIALYSIS, LLC
TERRELL DIALYSIS CENTER, L.L.C.
THREE RIVERS DIALYSIS SERVICES, LLC
WEST PALM DIALYSIS, LLC
WHARTON DIALYSIS, INC.
WSKC DIALYSIS SERVICES, INC.

By
Name:

Title:

Acknowledged and accepted:

NATIONAL MEDICAL CARE, INC.

By
Name:

Title:

NMC FUNDING CORPORATION

By
Name:

Title:

The undersigned acknowledges and accepts the foregoing, and hereby gives notice to each Transferring Affiliate that, for purposes of Section 9 of the Transferring Affiliate Letter, the address of the undersigned is WestLB AG, New York Branch.

WestLB AG, New York Branch
as Agent

By
Name:

Title:

By
Name:

Title:

AMENDMENT NO. 1

Dated as of November 17, 2009

to

AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of October 16, 2008

THIS AMENDMENT NO. 1 (this “Amendment”) dated as of November 17, 2009 is entered into by and among (i) NATIONAL MEDICAL CARE, INC., a Delaware corporation (the “Seller”) and (ii) the entities listed on the signature pages hereof under the heading “New Transferring Affiliates” (collectively, the “New Transferring Affiliates”) and (iii) the other entities listed on the signature pages hereof under the heading “Existing Transferring Affiliates” (collectively, the “Existing Transferring Affiliates” and, together with the New Transferring Affiliates, the “Transferring Affiliates”).

PRELIMINARY STATEMENT

A. The Seller and the Existing Transferring Affiliates are parties to that certain Amended and Restated Transferring Affiliate Letter dated as of October 16, 2008 (as amended or otherwise modified prior to the date hereof, the “Transferring Affiliate Letter”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Transferring Affiliate Letter or in the RPA referred to therein.

B. The parties hereto desire to add the New Transferring Affiliates as Transferring Affiliates under the Transferring Affiliate Letter and to amend the Transferring Affiliate Letter on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments.

(a) Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the New Transferring Affiliates are hereby added as “Transferring Affiliates” under the Transferring Affiliate Letter. From and after the effective date of this Amendment, each New Transferring Affiliate shall have all of the rights and obligations of a Transferring Affiliate under the Transferring Affiliate Letter. Accordingly, on the effective date of this Amendment, each New Transferring Affiliate shall sell to the Seller, and the Seller will forthwith purchase from such New Transferring Affiliate, all of the Receivables with respect to such New Transferring Affiliate and all Related Security with respect thereto. All Receivables with respect to such New Transferring Affiliate arising after the effective date of this Amendment and all Related Security with respect thereto shall be sold to the Seller pursuant to the terms of the Transferring Affiliate Letter in the same manner as if such New Transferring Affiliate had been an original party thereto.

(b) Fresenius USA Sales, Inc. and RenalNet Arizona, Inc. are hereby terminated as Transferring Affiliates as of the effective date of this Amendment. Each of Fresenius USA Sales, Inc. and RenalNet Arizona, Inc. have no further right or obligation to transfer any of its Receivables hereunder and shall cease to be a “Transferring Affiliate” hereunder except with respect to Receivables that arose prior to such termination.

(c) Section 1 of the Transferring Affiliate Letter is amended and restated in its entirety to read as follows:

1. (a) Each of the undersigned Transferring Affiliates will from time to time forthwith sell to the Seller, and the Seller will from time to time forthwith purchase from such Transferring Affiliate, all of the present and future Receivables, and all Related Security, if any, with respect thereto, which are owed from time to time to such Transferring Affiliate for an amount equal to the Intercompany Purchase Price (as defined below) of such Receivables, which amount the Seller shall pay to such Transferring Affiliate in cash or by way of a credit to such Transferring Affiliate in the appropriate intercompany account by the last Business Day of the month following the month in which such purchase was made; it being further agreed that (a) that each such purchase of each such Receivable and Related Security with respect thereto shall be deemed to be made on the date such

Receivable is created, and (b) the Seller shall settle from time to time each such credit to the account of such Transferring Affiliate, by way of payments in cash or by way of credits in amounts equal to cash expended, obligations incurred or the value of services or property provided by or on behalf of the Seller, in each case for the benefit of such Transferring Affiliate in accordance with the Seller’s and such Transferring Affiliate’s cash management and accounting policies. As used herein, the term “Intercompany Purchase Price” shall mean a purchase price as may be agreed from time by each Transferring Affiliate and the Seller and which would provide the Seller with a reasonable return on its purchases hereunder after taking into account (i) the time value of money based upon the anticipated dates of collection of such Receivables and the cost to the Seller of financing its investment in such Receivables during such period and (ii) the risk of nonpayment by the Obligors. Each Transferring Affiliate and the Seller may agree from time to time to change the Intercompany Purchase Price based on changes in the items described in clauses (i) and (ii) of the previous sentence, provided that any change to the Intercompany Purchase Price shall apply only prospectively and shall not affect the purchase price of Receivables sold prior to the date on which the Transferring Affiliate and the Seller agree to make such change.

(b) If on any day the Purchaser becomes entitled to a Purchase Price Credit pursuant to Section 2.3(a) of the Agreement, the Seller shall become entitled to a credit against the Intercompany Purchase Price in the same amount as such Purchase Price Credit, which will be owed to the Seller by the Transferring Affiliate that originated the Receivable giving rise to the Purchase Price Credit. If any credit to which the Seller becomes so entitled on any date exceeds the aggregate Intercompany Purchase Price of the Receivables sold hereunder by such Transferring Affiliate on such date, then such Transferring Affiliate shall pay the remaining amount of such credit to the Seller in cash on the next succeeding Business Day; provided that, if the Termination Date has not occurred, such Transferring Affiliate shall be allowed to deduct the remaining amount of such credit from any indebtedness owed to it by the Seller with respect to other purchases of Receivables hereunder.

(c) It is the intention of the parties hereto that each purchase of Receivables under this Transferring Affiliate Letter shall constitute a sale of such Receivables, together with the Related Assets with respect thereto, from the applicable Transferring Affiliate to the Seller, conveying good title thereto free and clear of any Adverse Claims, and that such Receivables and Related Assets not be part of the applicable Transferring Affiliate’s estate in the event of an insolvency. If, notwithstanding the foregoing, the transactions contemplated under this Transferring Affiliate Letter should be deemed a financing, each Transferring Affiliate and the Seller intend that each Transferring Affiliate shall be deemed to have granted to the Seller a first priority perfected and continuing security interest in all of such Transferring Affiliate’s right, title and interest in, to and under the Receivables now or hereafter arising that are sold to the Seller pursuant to this Transferring Affiliate Letter, together with the Related Assets with respect thereto. In addition, to further protect the interests of the Seller and its assigns, each Transferring Affiliate hereby grants to the Seller (for the benefit of itself and the other Indemnified Parties (as defined in Section 17)) a first priority perfected and continuing security interest in all of such Transferring Affiliate’s right, title and interest in, to and under all Receivables arising after the Termination Date, together with the Related Assets with respect thereto. The security interests deemed granted and granted pursuant to the two preceding sentences shall secure all obligations of the Transferring Affiliates hereunder and under the other Transaction documents (including, without limitation, all indemnification obligations of the Transferring Affiliates under Section 17 of this Transferring Affiliate Letter).

(d) The Transferring Affiliate Letter is further amended to add the following new Sections 17 and 18 immediately after Section 16:

17. Indemnities by the Transferring Affiliates. Without limiting any other rights which the Seller or any other Indemnified Party (as defined below) may have hereunder or under applicable law, the Transferring Affiliates hereby jointly and severally agree to indemnify the Seller and any successors and permitted assigns (including, without limitation, the Purchaser, Conduit Investors, the Bank Investors, the Agent, the Administrative Agents, the Collateral Agents, the Liquidity Providers and the Credit Support Providers) and their respective officers, directors and employees (collectively, “Indemnified Parties”) from and against any and all damages, losses, claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees (which such attorneys may be employees of any Liquidity Provider, any Credit Support Provider, the Agent, any Administrative Agent,

any Collateral Agent or the Purchaser, as applicable) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them in any action or proceeding between any Transferring Affiliate or any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Transferring Affiliate Letter, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, by the Seller and its assigns of Receivables and Related Assets or any of the other transactions contemplated hereby or thereby, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of an Indemnified Party, Indemnified Amounts for which the Seller is compensated under Section 1(b), or (iii) recourse (except as otherwise specifically provided in this Transferring Affiliate Letter) for uncollectible Receivables. Without limiting the generality of the foregoing, the Transferring Affiliates, jointly and severally, shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

(i) any representation or warranty made by any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) or any officers of any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) under or in connection with this Transferring Affiliate Letter or any of the other Transaction Documents, any Investor Report or any other information or report delivered by any Parent Group Member pursuant to or in connection with any Transaction Document, which shall have been false or incorrect in any material respect when made or deemed made;

(ii) the failure by any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) to comply with any applicable law, rule or regulation (including, without limitation, any CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation), including with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

(iii) the failure to vest and maintain vested in the Purchaser a first priority ownership interest in the Affected Assets free and clear of any Adverse Claim;

(iv) the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any of the Affected Assets;

(v) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being the legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

(vi) any failure of the Collection Agent (if a Parent Group Member or designee thereof) to perform its duties or obligations in accordance with the provisions of the TAA; or

(vii) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Receivable;

(viii) the transfer of an ownership interest in any Receivable other than an Eligible Receivable;

(ix) the failure by any Parent Group Member (individually or as Collection Agent) to comply with any term, provision or covenant contained in this Transferring Affiliate Letter or any of the other Transaction Documents to which it is a party or to perform any of its respective duties under the Contracts;

(x) the failure of any Originating Entity to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with any of the Receivables;

(xi) the commingling by the Seller, any other Originating Entity or the Collection Agent (if a Parent Group Member or designee thereof) of Collections of Receivables at any time with other funds;

(xii) any investigation, litigation or proceeding related to Transferring Affiliate Letter, any of the other Transaction Documents, the use of proceeds of Transfers by the Seller or any other Originating Entity, the ownership of any Receivable, Related Security or Contract or any interest therein;

(xiii) the failure of any Special Account Bank or any Designated Account Agent to remit any amounts held by it pursuant to the instructions set forth in the applicable Special Account Letter, Intermediate Concentration Account Agreement or Concentration Account Agreement or any instruction of the Collection Agent, the Seller, any Originating Entity or the Agent (to the extent such Person is entitled to give such instructions in accordance with the terms of the Transaction Documents) whether by reason of the exercise of set-off rights or otherwise;

(xiv) any inability to obtain any judgment in or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Seller to qualify to do business or file any notice of business activity report or any similar report;

(xv) any failure of the Seller to give reasonably equivalent value to any Transferring Affiliate in consideration of the purchase by the Seller from such Transferring Affiliate of any Receivable, or any attempt by any Person to void, rescind or set-aside any such transfer or any transfer of any Receivable hereunder under statutory provisions or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

(xvi) any action taken by the Seller, any other Originating Entity or the Collection Agent (if a Parent Group Member or designee thereof) in the enforcement or collection of any Receivable; provided, however, that if any Conduit Investor enters into agreements for the purchase of interests in receivables from one or more Other Transferors, such Conduit Investor shall allocate such Indemnified Amounts which are in connection with any applicable Liquidity Provider Agreement, Credit Support Agreement or the credit support furnished by any applicable Credit Support Provider to the Seller and each Other Transferor; and provided, further, that if such Indemnified Amounts are attributable to any Parent Group Member and not attributable to any Other Transferor, the Seller shall be solely liable for such Indemnified Amounts or if such Indemnified Amounts are attributable to Other Transferors and not attributable to any Parent Group Member, such Other Transferors shall be solely liable for such Indemnified Amounts;

(xvii) any reduction or extinguishment of, or any failure by any Obligor to pay (in whole or in part), any Receivable or any Related Security with respect thereto as a result of or on account of any violation of or prohibition under any law, rule or regulation now or hereafter in effect from time to time, including without limitation and CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation, or as a result of or on account of the entering of any judicial or regulatory order or agreement adversely affecting the Seller or any Parent Group Member; or

(xviii) any failure by the Seller or any Parent Group Member to maintain all governmental and other authorization and approvals necessary to render the services, or sell the merchandise, resulting in Receivables.

18. Perfection Representations. The Perfection Representations shall be a part of the Agreement for all purposes. Each Transferring Affiliate hereby makes the representations and warranties set forth in the Perfection Representations as of the date of each sale of Receivables hereunder. The Perfection Representations shall survive termination of this Agreement.

Section 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Seller of counterparts of this Amendment duly executed by the Seller and the Transferring Affiliates and (ii) the effectiveness of the Fifth Amended and Restated Transfer and Administration Agreement of even date herewith among the Purchaser, as “Transferor”, the Seller, as the initial “Collection Agent” thereunder, the Persons parties thereto as “Conduit Investors”, the Persons parties thereto as “Bank Investors”, the Persons parties thereto as “Administrative Agents” and WestLB AG, New York Branch, as “Agent”.

Section 3. Covenants, Representations and Warranties of the Transferring Affiliates.

3.1 Upon the effectiveness of this Amendment, each Transferring Affiliate hereby reaffirms all covenants, representations and warranties made by it in the Transferring Affiliate Letter (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.2 Each Transferring Affiliate hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with terms hereof.

Section 4. Reference to and Effect on the Transferring Affiliate Letter.

4.1 Upon the effectiveness of this Amendment, each reference in the Transferring Affiliate Letter to “Transferring Affiliate Letter,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Transferring Affiliate Letter as amended hereby, and each reference to the Transferring Affiliate Letter in any other document, instrument and agreement executed and/or delivered in connection with the Transferring Affiliate Letter shall mean and be a reference to the Transferring Affiliate Letter as amended hereby.

4.2 Except as specifically amended hereby, the Transferring Affiliate Letter and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

New Transferring Affiliates:

APHERESIS CARE GROUP, INC.
BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.
BIO-MEDICAL APPLICATIONS OF IDAHO, LLC
BIO-MEDICAL APPLICATIONS OF WYOMING, LLC
DIALYSIS SERVICES OF SOUTHEAST ALASKA, LLC
DIALYSIS SPECIALISTS OF MARIETTA, LTD.
FMS PHILADELPHIA DIALYSIS, LLC
FRESENIUS MEDICAL CARE COMPREHENSIVE CKD SERVICES, INC.
FRESENIUS MEDICAL CARE HEALTH PLAN, INC.
FRESENIUS MEDICAL CARE HEALTHCARE RECRUITMENT, LLC
FRESENIUS MEDICAL CARE HOLDINGS, INC.
FRESENIUS MEDICAL CARE OF ILLINOIS, LLC
FRESENIUS MEDICAL CARE PHARMACY SERVICES, INC.
FRESENIUS MEDICAL CARE PSO, LLC
FRESENIUS MEDICAL CARE RX, LLC
FRESENIUS MEDICAL CARE VENTURES HOLDING COMPANY, INC.
FRESENIUS MEDICAL CARE VENTURES, LLC
FRESENIUS USA MANUFACTURING, INC.
HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.
INTEGRATED RENAL CARE OF THE PACIFIC, LLC
METRO DIALYSIS CENTER — NORMANDY, INC.
METRO DIALYSIS CENTER — NORTH, INC.
NEPHROMED LLC
NEW YORK DIALYSIS MANAGEMENT, INC.
NMC SERVICES, INC.
QUALICENTERS ALBANY, LTD.
QUALICENTERS BEND LLC
QUALICENTERS COOS BAY, LTD.
QUALICENTERS EUGENE-SPRINGFIELD, LTD.
QUALICENTERS INLAND NORTHWEST L.L.C.
QUALICENTERS PUEBLO LLC
QUALICENTERS SALEM LLC
QUALICENTERS SIOUX CITY, LLC
RENAISSANCE HEALTH CARE, INC.
RENAL CARE GROUP OF THE ROCKIES, LLC
RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC
RENAL CARE GROUP TOLEDO, LLC
RENAL CARE GROUP-HARLINGEN, L.P.
RENAL SOLUTIONS, INC.
S.A.K.D.C., INC.
SORB TECHNOLOGY, INC.
SPECTRA DIAGNOSTICS, LLC
SPECTRA MEDICAL DATA PROCESSING, LLC
SPECTRA RENAL RESEARCH, LLC
ST. LOUIS REGIONAL DIALYSIS CENTER, INC.
TAPPAHANNOCK DIALYSIS CENTER, INC.
U.S. VASCULAR ACCESS HOLDINGS, LLC

WARRENTON DIALYSIS FACILITY, INC.
WEST END DIALYSIS CENTER, INC.

By:
Name:

Title:

Existing Transferring Affiliates:

ANGLETON DIALYSIS, INC.
ARIZONA RENAL INVESTMENTS, LLC
BIO-MEDICAL APPLICATIONS HOME DIALYSIS SERVICES, INC.
BIO MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
BIO-MEDICAL APPLICATIONS OF AGUADILLA, INC.
BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC
BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF CARSON, INC.
BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.
BIO-MEDICAL APPLICATIONS OF DOVER, INC.
BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
BIO-MEDICAL APPLICATIONS OF FREMONT, INC.
BIO-MEDICAL APPLICATIONS OF FRESNO, INC.
BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
BIO-MEDICAL APPLICATIONS OF GLENDORA, INC.
BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
BIO-MEDICAL APPLICATIONS OF HOBOKEN, INC.
BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
BIO-MEDICAL APPLICATIONS OF LAS AMERICAS, INC.
BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.
BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
BIO-MEDICAL APPLICATIONS OF MAINE, INC.
BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.

BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.
BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.
BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
BIO-MEDICAL APPLICATIONS OF MLK, INC.
BIO-MEDICAL APPLICATIONS OF NEVADA, INC
BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF NORTHEAST, D.C., INC.
BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
BIO-MEDICAL APPLICATIONS OF OHIO, INC.
BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
BIO-MEDICAL APPLICATIONS OF PONCE, INC.
BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.
BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
BIO-MEDICAL APPLICATIONS OF SAN ANTONIO, INC.
BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.
BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
BRAZORIA KIDNEY CENTER, INC.
BREVARD COUNTY DIALYSIS, LLC
CARTERSVILLE DIALYSIS CENTER, LLC
CLAYTON COUNTY DIALYSIS, LLC
CLERMONT DIALYSIS CENTER, LLC
COBB COUNTY DIALYSIS, LLC
COLUMBUS AREA RENAL ALLIANCE, LLC
CON MED SUPPLY COMPANY, INC.
CONEJO VALLEY DIALYSIS, INC.
COVINGTON DIALYSIS CENTER, LLC
DIABETES CARE GROUP, INC.
DIALYSIS AMERICA ALABAMA, LLC
DIALYSIS AMERICA GEORGIA, LLC
DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
DIALYSIS ASSOCIATES, LLC
DIALYSIS CENTERS OF AMERICA ILLINOIS, INC.
DIALYSIS LICENSING CORP.
DIALYSIS MANAGEMENT CORPORATION

DIALYSIS SERVICES OF ATLANTA, INC.
DIALYSIS SERVICES OF CINCINNATI, INC.
DIALYSIS SERVICES, INC.
DIALYSIS SPECIALISTS OF TOPEKA, INC.
DIALYSIS SPECIALISTS OF TULSA, INC.
DOUGLAS COUNTY DIALYSIS, LLC
DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
DU PAGE DIALYSIS, LTD.
EVEREST HEALTHCARE HOLDINGS, INC.
EVEREST HEALTHCARE INDIANA, INC.
EVEREST HEALTHCARE OHIO, INC.
EVEREST HEALTHCARE RHODE ISLAND, INC.
EVEREST HEALTHCARE TEXAS HOLDING CORP
EVEREST HEALTHCARE TEXAS, LP
EVEREST MANAGEMENT, INC.
FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC (F/K/A BIO
MEDICAL APPLICATIONS OF COLORADO, INC.)
FRESENIUS MEDICAL CARE DIALYSIS SERVICES OREGON, LLC
FMS NEW YORK, INC.
FONDREN DIALYSIS CLINIC, INC.
FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
FOUR STATE REGIONAL DIALYSIS CENTER, INC.
FRESENIUS MANAGEMENT SERVICES, INC.
FRESENIUS USA HOME DIALYSIS, INC.
FRESENIUS USA MARKETING, INC.
FRESENIUS USA SALES, INC.
FRESENIUS USA, INC.
GULF REGION MOBILE DIALYSIS, INC.
HAEMO STAT, INC.
HENRY DIALYSIS CENTER, LLC
HOLTON DIALYSIS CLINIC, LLC
HOME DIALYSIS OF AMERICA, INC.
HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
HOME INTENSIVE CARE, INC.
JEFFERSON COUNTY DIALYSIS, INC.
KDCO, INC.
KENTUCKY RENAL CARE GROUP, LLC
LAWTON DIALYSIS, INC.
LITTLE ROCK DIALYSIS, INC.
MAUMEE DIALYSIS SERVICES, LLC
MERCY DIALYSIS CENTER, INC.
MIAMI REGIONAL DIALYSIS CENTER, INC.
MICHIGAN HOME DIALYSIS CENTER, INC.
NAPLES DIALYSIS CENTER, LLC
NATIONAL MEDICAL CARE, INC.
NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF
TEXAS, INC.
NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.
NEOMEDICA, INC
NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
NNA OF ALABAMA, INC.
NNA OF EAST ORANGE, L.L.C.
NNA OF FLORIDA, LLC

NNA OF GEORGIA, INC.
NNA OF HARRISON, L.L.C.
NNA OF LOUISIANA, LLC
NNA OF MEMPHIS, LLC
NNA OF NEVADA, INC.
NNA OF NEWARK, L.L.C.
NNA OF OKLAHOMA, INC.
NNA OF OKLAHOMA, L.L.C.
NNA OF RHODE ISLAND, INC.
NNA OF TOLEDO, INC.
NNA PROPERTIES OF TENNESSEE, INC.
NNA-SAINT BARNABAS LIVINGSTON, L.L.C.
NNA-SAINT BARNABAS, L.L.C.
NNA TRANSPORTATION SERVICES CORPORATION
NORCROSS DIALYSIS CENTER, LLC
NORTH BUCKNER DIALYSIS CENTER, INC.
NORTHEAST ALABAMA KIDNEY CLINIC, INC.
NORTHERN NEW JERSEY DIALYSIS, L.L.C.
NORTHWEST DIALYSIS, INC.
PHYSICIANS DIALYSIS COMPANY, INC.
QUALICENTERS, INC.
RCG ARLINGTON HEIGHTS, LLC
RCG BLOOMINGTON, LLC
RCG CREDIT CORPORATION
RCG EAST TEXAS, LLP
RCG FINANCE, INC.
RCG INDIANA, L.L.C.
RCG IRVING, LLP
RCG MARION, LLC
RCG MARTIN, LLC
RCG MEMPHIS EAST, LLC
RCG MEMPHIS, LLC
RCG MISSISSIPPI, INC.
RCG PA MERGER CORP.
RCG UNIVERSITY DIVISION, INC.
RCG WEST HEALTH SUPPLY, L.C.
RCG WHITEHAVEN, LLC
RCG/SAINT LUKE’S, LLC
RCGIH, INC.
RENAL CARE GROUP ALASKA, INC.
RENAL CARE GROUP CENTRAL MEMPHIS, LLC
RENAL CARE GROUP EAST, INC.
RENAL CARE GROUP MICHIGAN, INC.
RENAL CARE GROUP NORTHWEST, INC.
RENAL CARE GROUP OF THE MIDWEST, INC.
RENAL CARE GROUP OF THE OZARKS, LLC
RENAL CARE GROUP OF THE SOUTH, INC.
RENAL CARE GROUP OF THE SOUTHEAST, INC.
RENAL CARE GROUP OHIO, INC.
RENAL CARE GROUP SOUTH NEW MEXICO, LLC
RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
RENAL CARE GROUP SOUTHWEST, L.P.
RENAL CARE GROUP TEXAS, INC.
RENAL CARE GROUP TEXAS, LP

RENAL CARE GROUP WESTLAKE, LLC
RENAL CARE GROUP, INC.
RENALNET, INC.
RENALPARTNERS OF INDIANA, LLC
RENALPARTNERS, INC.
RENEX CORP.
RENEX DIALYSIS CLINIC OF AMESBURY, INC.
RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.
RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
RENEX DIALYSIS CLINIC OF NORTH ANDOVER, INC.
RENEX DIALYSIS CLINIC OF ORANGE, INC.
RENEX DIALYSIS CLINIC OF PENN HILLS, INC.
RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
RENEX DIALYSIS CLINIC OF SHALER, INC.
RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
RENEX DIALYSIS CLINIC OF TAMPA, INC.
RENEX DIALYSIS CLINIC OF UNION, INC.
RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.
RENEX DIALYSIS CLINIC OF WOODBURY, INC.
RENEX DIALYSIS FACILITIES, INC.
RENEX DIALYSIS HOMECARE OF GREATER ST. LOUIS, INC.
RENEX MANAGEMENT SERVICES, INC.
SAN DIEGO DIALYSIS SERVICES, INC.
SANTA BARBARA COMMUNITY DIALYSIS CENTER
SMYRNA DIALYSIS CENTER, LLC
SPECTRA EAST, INC.
SPECTRA LABORATORIES, INC.
SSKG, INC.
STAT DIALYSIS CORPORATION
STONE MOUNTAIN DIALYSIS CENTER, LLC
STUTTGART DIALYSIS, LLC
TERRELL DIALYSIS CENTER, L.L.C.
THREE RIVERS DIALYSIS SERVICES, LLC
WEST PALM DIALYSIS, LLC
WHARTON DIALYSIS, INC.
WSKC DIALYSIS SERVICES, INC.

By:
Name:

Title:

NATIONAL MEDICAL CARE, INC.

By:
Name:

Title:

AMENDMENT NO. 2

Dated as of June 16, 2010

to

AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of October 16, 2008

THIS AMENDMENT NO. 2 (this “Amendment”) dated as of June 16, 2010 is entered into by and among (i) NATIONAL MEDICAL CARE, INC., a Delaware corporation (the “Seller”) and (ii) the entities listed on the signature pages hereof under the heading “New Transferring Affiliates” (collectively, the “New Transferring Affiliates”) and (iii) the other entities listed on the signature pages hereof under the heading “Existing Transferring Affiliates” (collectively, the ‘‘Existing Transferring Affiliates” and, together with the New Transferring Affiliates, the ‘‘Transferring Affiliates”).

PRELIMINARY STATEMENT

A. The Seller and the Existing Transferring Affiliates are parties to that certain Amended and Restated Transferring Affiliate Letter dated as of October 16, 2008 (as amended or otherwise modified prior to the date hereof, the “Transferring Affiliate Letter”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Transferring Affiliate Letter or in the RPA referred to therein.

B. The parties hereto desire to amend the list of Transferring Affiliates under the Transferring Affiliate Letter by (i) terminating certain Existing Transferring Affiliates as specified in Section 1(b) below that have become dormant and have ceased to generate Receivables or have merged with other Transferring Affiliates and (ii) adding the New Transferring Affiliates.

C. The parties hereto desire to amend the Transferring Affiliate Letter on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments.

(a) New Transferring Affiliates. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the New Transferring Affiliates are hereby added as “Transferring Affiliates” under the Transferring Affiliate Letter. From and after the effective date of this Amendment, each New Transferring Affiliate shall have all of the rights and obligations of a Transferring Affiliate under the Transferring Affiliate Letter. Accordingly, on the effective date of this Amendment, each New Transferring Affiliate shall sell to the Seller, and the Seller will forthwith purchase from such New Transferring Affiliate, all of the Receivables with respect to such New Transferring Affiliate and all Related Security with respect thereto. All Receivables with respect to such New Transferring Affiliate arising after the effective date of this Amendment and all Related Security with respect thereto shall be sold to the Seller pursuant to the terms of the Transferring Affiliate Letter in the same manner as if such New Transferring Affiliate had been an original party thereto.

New Transferring Affiliates:

Fresenius Medical Care Apheresis Services, LLC
Fresenius Vascular Care, Inc. (f/k/a National Vascular Care, Inc.)
Health IT Services Group, LLC
New York Dialysis Services, Inc.
RCG Robstown, LLP
Saint Louis Renal Care, LLC

(b) Terminated Transferring Affiliates. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Existing Transferring Affiliates listed below (each, a “Terminated Transferring Affiliate”) are hereby terminated as “Transferring Affiliates” under the Transferring Affiliate Letter. From and after the effective date of this Amendment, each of the parties hereto agrees that the Terminated Transferring Affiliates shall have no further right or obligation to transfer any of their Receivables under the Transferring Affiliate Letter and shall cease to be “Transferring Affiliates” thereunder, except with respect to Receivables that arose prior to the date hereof:

Terminated Transferring Affiliates:

Angleton Dialysis, Inc.
Arizona Renal Investments, LLC
Bio-Medical Applications Home Dialysis Services, Inc
Bio-Medical Applications of Glendora, Inc.
Bio-Medical Applications of Hoboken, Inc.
Bio-Medical Applications of Idaho, LLC
Bio-Medical Applications of Las Americas, Inc.
Brazoria Kidney Center, Inc.
Cartersville Dialysis Center, LLC
Cobb County Dialysis, LLC
Con-Med Supply Company, Inc.
Covington Dialysis Center, LLC
Diabetes Care Group, Inc.
Dialysis America Alabama, LLC
Dialysis Licensing Corp.
Everest Management, Inc.
FMS New York, Inc.
Fresenius USA Home Dialysis, Inc.
Home Intensive Care, Inc.
Mercy Dialysis Center, Inc.
Naples Dialysis Center, LLC
Neomedica, Inc.
New York Dialysis Management, Inc.
NNA of Memphis, LLC
NNA Properties of Tennessee, Inc.
NNA Transportation Services Corporation
Northwest Dialysis, Inc.
RCG Arlington Heights, LLC
RCG Credit Corporation
RCG Finance, Inc.
RCG Marion, LLC
RCG PA Merger Corp.
RCG Whitehaven, LLC
RCG/Saint Luke’s LLC
RCGIH, Inc.
Renal Care Group Central Memphis, LLC
RenalNet, Inc.
RenalPartners of Indiana, LLC
Renex Dialysis Clinic of Amesbury, Inc.
Renex Dialysis Clinic of North Andover, Inc.
Renex Dialysis Clinic of Penn Hills, Inc.
Renex Dialysis Clinic of Shaler, Inc.
Renex Dialysis Homecare of Greater St. Louis, Inc.
Renex Management Services, Inc.

Section 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Seller of counterparts of this Amendment duly executed by the Seller, the

New Transferring Affiliates, and the Existing Transferring Affiliates, and (ii) the effectiveness of Amendment No. 1 to the TAA of even date herewith.

Section 3. Covenants, Representations and Warranties of the Transferring Affiliates.

3.1 Upon the effectiveness of this Amendment, each Transferring Affiliate hereby reaffirms all covenants, representations and warranties made by it in the Transferring Affiliate Letter (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.2 Each Transferring Affiliate hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with terms hereof.

Section 4. Reference to and Effect on the Transferring Affiliate Letter.

4.1 Upon the effectiveness of this Amendment, each reference in the Transferring Affiliate Letter to “Transferring Affiliate Letter,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Transferring Affiliate Letter as amended hereby, and each reference to the Transferring Affiliate Letter in any other document, instrument and agreement executed and/or delivered in connection with the Transferring Affiliate Letter shall mean and be a reference to the Transferring Affiliate Letter as amended hereby.

4.2 Except as specifically amended hereby, the Transferring Affiliate Letter and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

New Transferring Affiliates:

Fresenius Medical Care Apheresis Services, LLC
Fresenius Vascular Care, Inc. (f/k/a National Vascular Care, Inc.)
Health IT Services Group, LLC
New York Dialysis Services, Inc.
RCG Robstown, LLP
Saint Louis Renal Care, LLC

By:
Name:

Title:

Existing Transferring Affiliates:

Apheresis Care Group, Inc.
Bio-Medical Applications Management Company, Inc.
Bio-Medical Applications of Aguadilla, Inc.
Bio-Medical Applications of Alabama, Inc.
Bio-Medical Applications of Amarillo, Inc.
Bio-Medical Applications of Anacostia, Inc.
Bio-Medical Applications of Arecibo, Inc.
Bio-Medical Applications of Arkansas, Inc.
Bio-Medical Applications of Bayamon, Inc.
Bio-Medical Applications of Blue Springs, Inc.
Bio-Medical Applications of Caguas, Inc.
Bio-Medical Applications of California, Inc.
Bio-Medical Applications of Camarillo, Inc.
Bio-Medical Applications of Capitol Hill, Inc.
Bio-Medical Applications of Carolina, Inc.
Bio-Medical Applications of Carson, Inc.
Bio-Medical Applications of Clinton, Inc.
Bio-Medical Applications of Columbia Heights, Inc.
Bio-Medical Applications of Connecticut, Inc.
Bio-Medical Applications of Delaware, Inc.
Bio-Medical Applications of Dover, Inc.
Bio-Medical Applications of Eureka, Inc.
Bio-Medical Applications of Fayetteville, Inc.
Bio-Medical Applications of Florida, Inc.
Bio-Medical Applications of Fremont, Inc.
Bio-Medical Applications of Fresno, Inc.
Bio-Medical Applications of Georgia, Inc.
Bio-Medical Applications of Guayama, Inc.
Bio-Medical Applications of Humacao, Inc.
Bio-Medical Applications of Illinois, Inc.
Bio-Medical Applications of Indiana, Inc.

Signature Page Amendment No. 2 to
Receivables Purchase Agreement

Bio-Medical Applications of Kansas, Inc.
Bio-Medical Applications of Kentucky, Inc.
Bio-Medical Applications of Long Beach, Inc.
Bio-Medical Applications of Los Gatos, Inc.
Bio-Medical Applications of Louisiana, LLC
Bio-Medical Applications of Maine, Inc.
Bio-Medical Applications of Manchester, Inc.
Bio-Medical Applications of Maryland, Inc.
Bio-Medical Applications of Massachusetts, Inc.
Bio-Medical Applications of Mayaguez, Inc.
Bio-Medical Applications of Michigan, Inc.
Bio-Medical Applications of Minnesota, Inc.
Bio-Medical Applications of Mission Hills, Inc.
Bio-Medical Applications of Mississippi, Inc.
Bio-Medical Applications of Missouri, Inc.
Bio-Medical Applications of MLK, Inc.
Bio-Medical Applications of Nevada, Inc.
Bio-Medical Applications of New Hampshire, Inc.
Bio-Medical Applications of New Jersey, Inc.
Bio-Medical Applications of New Mexico, Inc.
Bio-Medical Applications of North Carolina, Inc.
Bio-Medical Applications of Northeast D.C., Inc.
Bio-Medical Applications of Oakland, Inc.
Bio-Medical Applications of Ohio, Inc.
Bio-Medical Applications of Oklahoma, Inc.
Bio-Medical Applications of Pennsylvania, Inc.
Bio-Medical Applications of Ponce, Inc.
Bio-Medical Applications of Puerto Rico, Inc.
Bio-Medical Applications of Rhode Island, Inc.
Bio-Medical Applications of Rio Piedras, Inc.
Bio-Medical Applications of San Antonio, Inc.
Bio-Medical Applications of San German, Inc.
Bio-Medical Applications of San Juan, Inc.
Bio-Medical Applications of South Carolina, Inc.
Bio-Medical Applications of Southeast Washington, Inc.
Bio-Medical Applications of Tennessee, Inc.
Bio-Medical Applications of Texas, Inc.
Bio-Medical Applications of the District of Columbia, Inc.
Bio-Medical Applications of Ukiah, Inc.
Bio-Medical Applications of Virginia, Inc.
Bio-Medical Applications of West Virginia, Inc.
Bio-Medical Applications of Wisconsin, Inc.
Bio-Medical Applications of Woonsocket, Inc.
Bio-Medical Applications of Wyoming, LLC
Brevard County Dialysis, LLC
Clayton County Dialysis, LLC
Clermont Dialysis Center, LLC
Columbus Area Renal Alliance, LLC
Conejo Valley Dialysis, Inc.
Dialysis America Georgia, LLC

Signature Page Amendment No. 2 to
Receivables Purchase Agreement

Dialysis Associates of Northern New Jersey, L.L.C.
Dialysis Associates, LLC
Dialysis Centers of America — Illinois, Inc.
Dialysis Management Corporation
Dialysis Services of Atlanta, Inc.
Dialysis Services of Cincinnati, Inc.
Dialysis Services of Southeast Alaska, LLC
Dialysis Services, Inc.
Dialysis Specialists of Marietta, Ltd.
Dialysis Specialists of Topeka, Inc.
Dialysis Specialists of Tulsa, Inc.
Douglas County Dialysis, LLC
Doylestown Acute Renal Services, L.L.C.
Du Page Dialysis, Ltd.
Everest Healthcare Holdings, Inc.
Everest Healthcare Indiana, Inc.
Everest Healthcare Ohio, Inc.
Everest Healthcare Rhode Island, Inc.
Everest Healthcare Texas Holding Corp.
Everest Healthcare Texas, L.P.
FMS Philadelphia Dialysis, LLC
Fondren Dialysis Clinic, Inc.
Fort Scott Regional Dialysis Center, Inc.
Four State Regional Dialysis Center, Inc.
Fresenius Health Partners, Inc. (f/k/a Fresenius Medical Care
Health Plan, Inc.)
Fresenius Management Services, Inc.
Fresenius Medical Care Comprehensive CKD Services, Inc.
Fresenius Medical Care Dialysis Services Colorado LLC
Fresenius Medical Care Dialysis Services — Oregon, LLC
Fresenius Medical Care Healthcare Recruitment, LLC
Fresenius Medical Care Holdings, Inc.
Fresenius Medical Care of Illinois, LLC
Fresenius Medical Care Pharmacy Services, Inc.
Fresenius Medical Care PSO, LLC
Fresenius Medical Care Rx, LLC
Fresenius Medical Care Ventures Holding Company, Inc.
Fresenius Medical Care Ventures, LLC
Fresenius USA Manufacturing, Inc.
Fresenius USA Marketing, Inc.
Fresenius USA, Inc.
Gulf Region Mobile Dialysis, Inc.
Haemo-Stat, Inc.
Henry Dialysis Center, LLC
Holton Dialysis Clinic, LLC
Home Dialysis of America, Inc.
Home Dialysis of Muhlenberg County, Inc.
Homestead Artificial Kidney Center, Inc.
Integrated Renal Care of the Pacific, LLC
Jefferson County Dialysis, Inc.

Signature Page Amendment No. 2 to
Receivables Purchase Agreement

KDCO, Inc.
Kentucky Renal Care Group, LLC
Lawton Dialysis, Inc.
Little Rock Dialysis, Inc.
Maumee Dialysis Services, LLC
Metro Dialysis Center — Normandy, Inc.
Metro Dialysis Center — North, Inc.
Miami Regional Dialysis Center, Inc.
Michigan Home Dialysis Center, Inc.
National Medical Care, Inc.
National Nephrology Associates Management Company of Texas, Inc.
National Nephrology Associates of Texas, L.P.
Nephromed LLC
NMC Services, Inc.
NNA Management Company of Kentucky, Inc.
NNA Management Company of Louisiana, Inc.
NNA of Alabama, Inc.
NNA of East Orange, L.L.C.
NNA of Florida, LLC
NNA of Georgia, Inc.
NNA of Harrison, L.L.C.
NNA of Louisiana, LLC
NNA of Nevada, Inc.
NNA of Newark, L.L.C.
NNA of Oklahoma, Inc.
NNA of Oklahoma, L.L.C.
NNA of Rhode Island, Inc.
NNA of Toledo, Inc.
NNA-Saint Barnabas, L.L.C.
NNA-Saint Barnabas-Livingston, L.L.C.
Norcross Dialysis Center, LLC
North Buckner Dialysis Center, Inc.
Northeast Alabama Kidney Clinic, Inc.
Northern New Jersey Dialysis, L.L.C.
Physicians Dialysis Company, Inc.
QualiCenters Albany, Ltd.
QualiCenters Bend, LLC
QualiCenters Coos Bay, Ltd.
QualiCenters Eugene-Springfield Ltd.
QualiCenters Inland Northwest LLC
QualiCenters Pueblo, LLC
QualiCenters Salem, LLC
QualiCenters Sioux City LLC
Qualicenters, Inc.
RCG Bloomington, LLC
RCG East Texas, LLP
RCG Indiana, L.L.C.
RCG Irving, LLP
RCG Martin, LLC
RCG Memphis East, LLC

Signature Page Amendment No. 2 to
Receivables Purchase Agreement

RCG Memphis, LLC
RCG Mississippi, Inc.
RCG University Division, Inc.
RCG West Health Supply, L.C.
Renaissance Health Care, Inc.
Renal Care Group Alaska, Inc.
Renal Care Group East, Inc.
Renal Care Group Michigan, Inc.
Renal Care Group Northwest, Inc.
Renal Care Group of the Midwest, Inc.
Renal Care Group of the Ozarks, LLC
Renal Care Group of the Rockies, LLC
Renal Care Group of the South, Inc.
Renal Care Group of the Southeast, Inc.
Renal Care Group Ohio, Inc.
Renal Care Group South New Mexico, LLC
Renal Care Group Southwest Holdings, Inc.
Renal Care Group Southwest Michigan, LLC
Renal Care Group Southwest, L.P.
Renal Care Group Texas, Inc.
Renal Care Group Texas, LP
Renal Care Group Toledo, LLC
Renal Care Group Westlake, LLC
Renal Care Group, Inc.
Renal Care Group-Harlingen, L.P.
Renal Solutions, Inc.
RenalPartners, Inc.
Renex Corp.
Renex Dialysis Clinic of Bloomfield, Inc.
Renex Dialysis Clinic of Bridgeton, Inc.
Renex Dialysis Clinic of Creve Coeur, Inc.
Renex Dialysis Clinic of Doylestown, Inc.
Renex Dialysis Clinic of Maplewood, Inc.
Renex Dialysis Clinic of Orange, Inc.
Renex Dialysis Clinic of Philadelphia, Inc.
Renex Dialysis Clinic of Pittsburgh, Inc.
Renex Dialysis Clinic of South Georgia, Inc.
Renex Dialysis Clinic of St. Louis, Inc.
Renex Dialysis Clinic of Tampa, Inc.
Renex Dialysis Clinic of Union, Inc.
Renex Dialysis Clinic of University City, Inc.
Renex Dialysis Clinic of Woodbury, Inc.
Renex Dialysis Facilities, Inc.
S.A.K.D.C., Inc.
San Diego Dialysis Services, Inc.
Santa Barbara Community Dialysis Center, Inc.
Smyrna Dialysis Center, LLC
SORB Technology, Inc.
Spectra Diagnostics, LLC
Spectra East, Inc.

Signature Page Amendment No. 2 to
Receivables Purchase Agreement

Spectra Laboratories, Inc.
Spectra Medical Data Processing, LLC
Spectra Renal Research, LLC
SSKG, Inc.
St. Louis Regional Dialysis Center, Inc.
STAT Dialysis Corporation
Stone Mountain Dialysis Center, LLC
Stuttgart Dialysis, LLC
Tappahannock Dialysis Center, Inc.
Terrell Dialysis Center, L.L.C.
Three Rivers Dialysis Services, LLC
U.S. Vascular Access Holdings, LLC
Warrenton Dialysis Facility, Inc.
West End Dialysis Center, Inc.
West Palm Dialysis, LLC
Wharton Dialysis, Inc.
WSKC Dialysis Services, Inc.

Terminated Transferring Affiliates:
Angleton Dialysis, Inc.
Arizona Renal Investments, LLC
Bio-Medical Applications Home Dialysis Services, Inc
Bio-Medical Applications of Glendora, Inc.
Bio-Medical Applications of Hoboken, Inc.
Bio-Medical Applications of Idaho, LLC
Bio-Medical Applications of Las Americas, Inc.
Brazoria Kidney Center, Inc.
Cartersville Dialysis Center, LLC
Cobb County Dialysis, LLC
Con-Med Supply Company, Inc.
Covington Dialysis Center, LLC
Diabetes Care Group, Inc.
Dialysis America Alabama, LLC
Dialysis Licensing Corp.
Everest Management, Inc.
FMS New York, Inc.
Fresenius USA Home Dialysis, Inc.
Home Intensive Care, Inc.
Mercy Dialysis Center, Inc.
Naples Dialysis Center, LLC
Neomedica, Inc.
New York Dialysis Management, Inc.
NNA of Memphis, LLC
NNA Properties of Tennessee, Inc.
NNA Transportation Services Corporation
Northwest Dialysis, Inc.
RCG Arlington Heights, LLC
RCG Credit Corporation
RCG Finance, Inc.
RCG Marion, LLC
RCG PA Merger Corp.

Signature Page Amendment No. 2 to
Receivables Purchase Agreement

RCG Whitehaven, LLC
RCG/Saint Luke’s LLC
RCGIH, Inc.
Renal Care Group Central Memphis, LLC
RenalNet, Inc.
RenalPartners of Indiana, LLC
Renex Dialysis Clinic of Amesbury, Inc.
Renex Dialysis Clinic of North Andover, Inc.
Renex Dialysis Clinic of Penn Hills, Inc.
Renex Dialysis Clinic of Shaler, Inc.
Renex Dialysis Homecare of Greater St. Louis, Inc.
Renex Management Services, Inc.

By:
Name:

Title:

NATIONAL MEDICAL CARE, INC.

By:
Name:

Title:

Signature Page Amendment No. 2 to
Receivables Purchase Agreement

EXHIBIT J

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF TRANSFERRING AFFILIATES, CHIEF EXECUTIVE

OFFICES OF TRANSFERRING AFFILIATES AND TRADENAMES

SECTIONS 2.7(b), 3.1(i) and 3.1 (k)(iv)

2.7(b) List of Transferring Affiliates:

Apheresis Care Group, Inc.
Bio-Medical Applications Management Company, Inc.
Bio-Medical Applications of Aguadilla, Inc.
Bio-Medical Applications of Alabama, Inc.
Bio-Medical Applications of Amarillo, Inc.
Bio-Medical Applications of Anacostia, Inc.
Bio-Medical Applications of Arecibo, Inc.
Bio-Medical Applications of Arkansas, Inc.
Bio-Medical Applications of Bayamon, Inc.
Bio-Medical Applications of Blue Springs, Inc.
Bio-Medical Applications of Caguas, Inc.
Bio-Medical Applications of California, Inc.
Bio-Medical Applications of Camarillo, Inc.
Bio-Medical Applications of Capitol Hill, Inc.
Bio-Medical Applications of Carolina, Inc.
Bio-Medical Applications of Carson, Inc.
Bio-Medical Applications of Clinton, Inc.
Bio-Medical Applications of Columbia Heights, Inc.
Bio-Medical Applications of Connecticut, Inc.
Bio-Medical Applications of Delaware, Inc.
Bio-Medical Applications of Dover, Inc.
Bio-Medical Applications of Eureka, Inc.
Bio-Medical Applications of Fayetteville, Inc.
Bio-Medical Applications of Florida, Inc.
Bio-Medical Applications of Fremont, Inc.
Bio-Medical Applications of Fresno, Inc.
Bio-Medical Applications of Georgia, Inc.
Bio-Medical Applications of Guayama, Inc.
Bio-Medical Applications of Humacao, Inc.
Bio-Medical Applications of Illinois, Inc.
Bio-Medical Applications of Indiana, Inc.
Bio-Medical Applications of Kansas, Inc.
Bio-Medical Applications of Kentucky, Inc.
Bio-Medical Applications of Long Beach, Inc.
Bio-Medical Applications of Los Gatos, Inc.
Bio-Medical Applications of Louisiana, LLC
Bio-Medical Applications of Maine, Inc.
Bio-Medical Applications of Manchester, Inc.
Bio-Medical Applications of Maryland, Inc.
Bio-Medical Applications of Massachusetts, Inc.
Bio-Medical Applications of Mayaguez, Inc.
Bio-Medical Applications of Michigan, Inc.

Bio-Medical Applications of Minnesota, Inc.
Bio-Medical Applications of Mission Hills, Inc.
Bio-Medical Applications of Mississippi, Inc.
Bio-Medical Applications of Missouri, Inc.
Bio-Medical Applications of MLK, Inc.
Bio-Medical Applications of Nevada, Inc.
Bio-Medical Applications of New Hampshire, Inc.
Bio-Medical Applications of New Jersey, Inc.
Bio-Medical Applications of New Mexico, Inc.
Bio-Medical Applications of North Carolina, Inc.
Bio-Medical Applications of Northeast D.C., Inc.
Bio-Medical Applications of Oakland, Inc.
Bio-Medical Applications of Ohio, Inc.
Bio-Medical Applications of Oklahoma, Inc.
Bio-Medical Applications of Pennsylvania, Inc.
Bio-Medical Applications of Ponce, Inc.
Bio-Medical Applications of Puerto Rico, Inc.
Bio-Medical Applications of Rhode Island, Inc.
Bio-Medical Applications of Rio Piedras, Inc.
Bio-Medical Applications of San Antonio, Inc.
Bio-Medical Applications of San German, Inc.
Bio-Medical Applications of San Juan, Inc.
Bio-Medical Applications of South Carolina, Inc.
Bio-Medical Applications of Southeast Washington, Inc.
Bio-Medical Applications of Tennessee, Inc.
Bio-Medical Applications of Texas, Inc.
Bio-Medical Applications of the District of Columbia, Inc.
Bio-Medical Applications of Ukiah, Inc.
Bio-Medical Applications of Virginia, Inc.
Bio-Medical Applications of West Virginia, Inc.
Bio-Medical Applications of Wisconsin, Inc.
Bio-Medical Applications of Woonsocket, Inc.
Bio-Medical Applications of Wyoming, LLC
Brevard County Dialysis, LLC
Clayton County Dialysis, LLC
Clermont Dialysis Center, LLC
Columbus Area Renal Alliance, LLC
Conejo Valley Dialysis, Inc.
Dialysis America Georgia, LLC
Dialysis Associates of Northern New Jersey, L.L.C.
Dialysis Associates, LLC
Dialysis Centers of America — Illinois, Inc.
Dialysis Management Corporation
Dialysis Services of Atlanta, Inc.
Dialysis Services of Cincinnati, Inc.
Dialysis Services of Southeast Alaska, LLC
Dialysis Services, Inc.
Dialysis Specialists of Marietta, Ltd.
Dialysis Specialists of Topeka, Inc.
Dialysis Specialists of Tulsa, Inc.
Douglas County Dialysis, LLC
Doylestown Acute Renal Services, L.L.C.
Du Page Dialysis, Ltd.

2

Everest Healthcare Holdings, Inc.
Everest Healthcare Indiana, Inc.
Everest Healthcare Ohio, Inc.
Everest Healthcare Rhode Island, Inc.
Everest Healthcare Texas Holding Corp.
Everest Healthcare Texas, L.P.
FMS Philadelphia Dialysis, LLC
Fondren Dialysis Clinic, Inc.
Fort Scott Regional Dialysis Center, Inc.
Four State Regional Dialysis Center, Inc.
Fresenius Health Partners, Inc. (f/k/a Fresenius Medical Care Health Plan, Inc.)
Fresenius Management Services, Inc.
Fresenius Medical Care Apheresis Services, LLC
Fresenius Medical Care Comprehensive CKD Services, Inc.
Fresenius Medical Care Dialysis Services Colorado LLC
Fresenius Medical Care Dialysis Services — Oregon, LLC
Fresenius Medical Care Healthcare Recruitment, LLC
Fresenius Medical Care Holdings, Inc.
Fresenius Medical Care of Illinois, LLC
Fresenius Medical Care Pharmacy Services, Inc.
Fresenius Medical Care PSO, LLC
Fresenius Medical Care Rx, LLC
Fresenius Medical Care Ventures Holding Company, Inc.
Fresenius Medical Care Ventures, LLC
Fresenius USA Manufacturing, Inc.
Fresenius USA Marketing, Inc.
Fresenius USA, Inc.
Fresenius Vascular Care, Inc. (f/k/a National Vascular Care, Inc.)
Gulf Region Mobile Dialysis, Inc.
Haemo-Stat, Inc.
Health IT Services Group, LLC
Henry Dialysis Center, LLC
Holton Dialysis Clinic, LLC
Home Dialysis of America, Inc.
Home Dialysis of Muhlenberg County, Inc.
Homestead Artificial Kidney Center, Inc.
Integrated Renal Care of the Pacific, LLC
Jefferson County Dialysis, Inc.
KDCO, Inc.
Kentucky Renal Care Group, LLC
Lawton Dialysis, Inc.
Little Rock Dialysis, Inc.
Maumee Dialysis Services, LLC
Metro Dialysis Center — Normandy, Inc.
Metro Dialysis Center — North, Inc.
Miami Regional Dialysis Center, Inc.
Michigan Home Dialysis Center, Inc.
National Medical Care, Inc.
National Nephrology Associates Management Company of Texas, Inc.
National Nephrology Associates of Texas, L.P.
Nephromed LLC
New York Dialysis Services, Inc.
NMC Services, Inc.

3

NNA Management Company of Kentucky, Inc.
NNA Management Company of Louisiana, Inc.
NNA of Alabama, Inc.
NNA of East Orange, L.L.C.
NNA of Florida, LLC
NNA of Georgia, Inc.
NNA of Harrison, L.L.C.
NNA of Louisiana, LLC
NNA of Nevada, Inc.
NNA of Newark, L.L.C.
NNA of Oklahoma, Inc.
NNA of Oklahoma, L.L.C.
NNA of Rhode Island, Inc.
NNA of Toledo, Inc.
NNA-Saint Barnabas, L.L.C.
NNA-Saint Barnabas-Livingston, L.L.C.
Norcross Dialysis Center, LLC
North Buckner Dialysis Center, Inc.
Northeast Alabama Kidney Clinic, Inc.
Northern New Jersey Dialysis, L.L.C.
Physicians Dialysis Company, Inc.
QualiCenters Albany, Ltd.
QualiCenters Bend, LLC
QualiCenters Coos Bay, Ltd.
QualiCenters Eugene-Springfield Ltd.
QualiCenters Inland Northwest LLC
QualiCenters Pueblo, LLC
QualiCenters Salem, LLC
QualiCenters Sioux City LLC
Qualicenters, Inc.
RCG Bloomington, LLC
RCG East Texas, LLP
RCG Indiana, L.L.C.
RCG Irving, LLP
RCG Martin, LLC
RCG Memphis East, LLC
RCG Memphis, LLC
RCG Mississippi, Inc.
RCG Robstown, LLP
RCG University Division, Inc.
RCG West Health Supply, L.C.
Renaissance Health Care, Inc.
Renal Care Group Alaska, Inc.
Renal Care Group East, Inc.
Renal Care Group Michigan, Inc.
Renal Care Group Northwest, Inc.
Renal Care Group of the Midwest, Inc.
Renal Care Group of the Ozarks, LLC
Renal Care Group of the Rockies, LLC
Renal Care Group of the South, Inc.
Renal Care Group of the Southeast, Inc.
Renal Care Group Ohio, Inc.
Renal Care Group South New Mexico, LLC

4

Renal Care Group Southwest Holdings, Inc.
Renal Care Group Southwest Michigan, LLC
Renal Care Group Southwest, L.P.
Renal Care Group Texas, Inc.
Renal Care Group Texas, LP
Renal Care Group Toledo, LLC
Renal Care Group Westlake, LLC
Renal Care Group, Inc.
Renal Care Group-Harlingen, L.P.
Renal Solutions, Inc.
RenalPartners, Inc.
Renex Corp.
Renex Dialysis Clinic of Bloomfield, Inc.
Renex Dialysis Clinic of Bridgeton, Inc.
Renex Dialysis Clinic of Creve Coeur, Inc.
Renex Dialysis Clinic of Doylestown, Inc.
Renex Dialysis Clinic of Maplewood, Inc.
Renex Dialysis Clinic of Orange, Inc.
Renex Dialysis Clinic of Philadelphia, Inc.
Renex Dialysis Clinic of Pittsburgh, Inc.
Renex Dialysis Clinic of South Georgia, Inc.
Renex Dialysis Clinic of St. Louis, Inc.
Renex Dialysis Clinic of Tampa, Inc.
Renex Dialysis Clinic of Union, Inc.
Renex Dialysis Clinic of University City, Inc.
Renex Dialysis Clinic of Woodbury, Inc.
Renex Dialysis Facilities, Inc.
S.A.K.D.C., Inc.
Saint Louis Renal Care, LLC
San Diego Dialysis Services, Inc.
Santa Barbara Community Dialysis Center, Inc.
Smyrna Dialysis Center, LLC
SORB Technology, Inc.
Spectra Diagnostics, LLC
Spectra East, Inc.
Spectra Laboratories, Inc.
Spectra Medical Data Processing, LLC
Spectra Renal Research, LLC
SSKG, Inc.
St. Louis Regional Dialysis Center, Inc.
STAT Dialysis Corporation
Stone Mountain Dialysis Center, LLC
Stuttgart Dialysis, LLC
Tappahannock Dialysis Center, Inc.
Terrell Dialysis Center, L.L.C.
Three Rivers Dialysis Services, LLC
U.S. Vascular Access Holdings, LLC
Warrenton Dialysis Facility, Inc.
West End Dialysis Center, Inc.
West Palm Dialysis, LLC
Wharton Dialysis, Inc.
WSKC Dialysis Services, Inc.

5

3.1 (i) Place of Business:  For each Transferring Affiliate, the principal place of business, chief executive office, and the offices where each Transferring Affiliate keeps substantially all its Records is 920 Winter Street, Waltham, MA 02451.

3.1 k(iv) Tradenames:	Fresenius Medical Care North America Spectra Renal Management Renal Care Group National Nephrology Associates TruBlu Logistics (FUSA Mfg)

Mergers:	On March 31, 2006, FMCH completed the acquisition of Renal Care Group, Inc.

On November 29, 2007, FMCH completed the acquisition of Renal Solutions, Inc.

On February 29, 2008, FMCH completed the acquisition of MAX Well Medical, Inc., which was subsequently merged on April 14, 2009 into its subsidiary, Specialty Care Pharmacy, LLC, and renamed Fresenius Medical Care Rx, LLC

6